MARTEN TRANSPORT, LTD.

SINCE 1946

Q4 2025

MARTEN

Expect the Best!

MARTEN TRANSPORT

INTERNATIONAL TRANSPORTATION LEADER SINCE 1946







Marten Transport is a multifaceted business offering a network of refrigerated and dry truck-based transportation and distribution capabilities across the company's distinct business platforms

- REFRIGERATED TRUCKLOAD
- DRY TRUCKLOAD
- DEDICATED
- BROKERAGE
- INTERMODAL*
- MRTN DE MEXICO

*We closed on the agreement to sell assets related to our intermodal business to Hub Group, Inc. (NASDAQ: HUBG), effective September 30, 2025. The transaction was structured as an asset sale of certain intermodal equipment, including over 1,200 refrigerated containers, and contracts to Hub Group, Inc. for $51.8 million in cash. This transaction clarifies our focus on investing in and positioning our core operations for future expansion.

OUR MISSION

At Marten Transport, our mission is to be an international leader in transportation and logistics. Through the development of our people, innovation, and commitment to excellence, we will exceed our customers' expectations and provide superior returns to our shareholders. We are committed to operating in an environmentally friendly and safe manner.


MARTEN

OPERATING RESULTS

We are encouraged by the sequential improvement in our profitability. Our people also drove sequential increases this quarter in our revenue per tractor, rate per total mile and miles per tractor within each of our truckload and dedicated operations.

Our unique multifaceted business model's value continued to be highlighted by the operating results of our dedicated and brokerage operations throughout the last two years. Our earnings have been heavily pressured by the historic duration and depth of the freight market recession's oversupply and weak demand -- and the cumulative impact of inflationary operating costs, freight rate reductions and freight network disruptions.

We are focused on minimizing the freight market's impact with our emphasis on safe, premium service, data-driven operating efficiencies and aggressive cost controls. Our strong, debt-free balance sheet enhances our ability to continue investing in our technology and modern fleet and position our operations to capitalize on profitable organic growth opportunities. We expect the current administration's recent immigration enforcement efforts including stricter standards for non-domiciled commercial driver's licenses and increased enforcement of English Language Proficiency regulations to positively impact such opportunities.

OPERATING RESULTS

Pre-Recession Operating Results 2018 —2022

Set the then-current record for highest annual operating revenue and operating income

2020 —2022

Achieved then-best operating ratio, net of fuel s/c, for any year since became public company in 1986

Marten's Unique Multifaceted Business Model

Value is highlighted by operating results for dedicated and brokerage

Marten's Focus

- Minimizing market impact on operations
- Capitalize on profitable organic growth across our business platforms
- Continuous investment in safety
- Culture to drive continuous improvement
- Fair compensation for our services

Operating Results Comparison-Percentage Change vs. Same Period of Prior Year

	Q4 '25 vs. Q4 '24	Q3 '25 vs. Q3 '24	Q2 '25 vs. Q2 '24	Q1 '25 vs. Q1 '24	'25 vs. '24	'24 vs. '23	'23 vs. '22	'22 vs. '21	'21 vs. '20	'20 vs. '19	'19 vs. '18
Operating revenue	(8.8)%	(7.1)%	(6.6)%	(10.6)%	(8.3)%	(14.8)%	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	(8.6)%	(6.7)%	(4.6)%	(9.2)%	(7.3)%	(13.6)%	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating income	(31.9)%	(35.9)%	(2.4)%	(52.2)%	(31.0)%	(63.1)%	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net income	(34.4)%	(40.7)%	(8.9)%	(55.1)%	(35.2)%	(61.7)%	(36.2)%	29.2%	22.9%	13.8%	11.0%

OUR CONTINUED EFFICIENCY IMPROVEMENTS HAVE LESSENED THE IMPACT OF THE SIGNIFICANT DECREASE IN OUR FREIGHT RATES AND REVENUE PER TRACTOR SINCE Q4 '22

- Our freight rates and revenue per tractor significantly decreased since the beginning of '23 -- at a time with significant cost inflation that would normally be passed on
- An overall improvement in our utilization has lessened the hit to our revenue per tractor -- primarily driven by our continued efficiency improvements and our adding business with new customers

Truckload Rate per Total Mile, Utilization & Revenue per Tractor


RPTM
Utilization
Rev/Tractor
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25
RPTM
Utilization
Rev/Tractor


New Codes
New Customers
500
400
300
200
100
0
207
98
223
107
224
71
388
98
2022
2023
2024
2025

Dedicated Rate per Total Mile, Utilization & Revenue per Tractor


RPTM
Utilization
Rev/Tractor
$2.60
$2.55
$2.50
$2.45
$2.40
$2.35
$2.30
$2.25
$4,050
$4,000
$3,950
$3,900
$3,850
$3,800
$3,750
$3,700
$3,650
$3,600
$3,550
$3,500
Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25
RPTM
Utilization
Rev/Tractor

THE FOUNDATION OF MARTEN'S OPERATIONS

Our business platforms are young and positioned to capitalize on growth opportunities as the market moves out of the freight market recession

REGIONAL IN STRUCTURE

NATIONAL IN SCOPE

INTERNATIONAL IN REACH


Wilsonville, OR
Jurupa Valley, CA
Otay, Mesa, CA
Phoenix, AZ
Kansas City, KS
Desoto, TX
Laredo, TX
McAllen, TX
Mondovi, WI
CORPORATE OFFICE
Indianapolis, IN
Carlisle, PA
Richmond, VA
Memphis, TN
Tucker, GA
Tampa, FL

Truckload Business **(51% of Q4 '25 revenue)**

Regional temp, dry, and OTR operating from 15 regional service centers - 67% temp / 33% dry

Marten Dedicated **(31% of Q4 '25 revenue)**

Customized solutions utilizing temp, dry vans, and specialized equipment - 51% customer-owned trailers / 22% dry / 27% temp

Marten Brokerage **(18% of Q4 '25 revenue)**

Surge flexibility for customers' needs beyond Marten's assets - 77% temp / 23% dry

MRTN de Mexico

Door-to-door service between Mexico, the U.S. and Canada utilizing our Mexican partner carriers. *Border crossing terminals: Laredo TX, McAllen TX & Otay Mesa CA.*

" Transformation is a process, not an event. "

"Leading Change" by John P. Kotter

MARTEN'S DEDICATED OPERATIONS

Our dedicated operations significantly contributed to our total operating income in 2024 and 2025

Dedicated Operating Revenue (excluding fuel surcharges)
In millions


$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
(1)%
(20)%
(11)%
(13)%
(9)%
(10)%
(14)%
'17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '24 Q1 '25 Q2 '24 Q2 '25 Q3 '24 Q3 '25 Q4 '24 Q4 '25

Dedicated Operating Income
In thousands


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
267%
279%
67%
30%
Q1
Q2
Q3
Q4
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
% increases are from '14 to '25



MARTEN'S BROKERAGE OPERATIONS

Our brokerage operations significantly contributed to our total operating income in 2024 and 2025

Brokerage Operating Revenue
In millions


$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(19)%
(12)%
3%
(7)%
7%
(2)%
14%
'17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '24 Q1 '25 Q2 '24 Q2 '25 Q3 '24 Q3 '25 Q4 '24 Q4 '25

Brokerage Operating Income
In thousands


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
229%
345%
132%
11%
Q1
Q2
Q3
Q4
'14 '15 '16 '17 '18 '19
'20 '21 '22 '23 '24 '25
% increases are from '14 to '25



BROKERAGE LOADS GROWTH

Since 2022 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact of a number of our dedicated customers shifting brokerage loads due to the freight market recession


Total Load Count
2,200
2,000
1,800
1,600
1,400
1,200
1,000
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2024
2025

MRTN de MEXICO OPERATIONS



- We are optimistic that stricter standards for non-domiciled commercial driver's licenses and increased enforcement of the English Language Proficiency and B-1 visa regulations will positively impact our MRTN de Mexico business
- Minimizing the impact of the freight market recession -- $53.3 million operating revenue for 2025 vs. $62.9 million for 2024 (excluding fuel surcharges)
- Dry expansion with first loads in Feb. 2022 and expected continued growth
- Temperature growth history with more expansive growth in the works

MRTN de Mexico Dry TL and Brokerage Operating Revenue
(excluding fuel surcharges)
In thousands


$3,100
$2,600
$2,100
$1,600
$1,100
$600
$100
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25

MRTN de Mexico Dry TL and Brokerage Loads


1,900
1,600
1,300
1,000
700
400
100
Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25

INVESTING FOR FUTURE GROWTH AND SAFETY



INVESTMENTS

- Added Equipment Safety
  - Collision Avoidance System
  - Blind Spot Detection System
  - Lane Departure System
  - Side Camera System
- Platform Science
- Smart Drive
- Solar Panels

17%

Cost of tractors up 17% in 2025 over 2021

30%

Cost of refrigerated trailers up 30% in 2025 over 2021

Net Capital Expenditures

In millions



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$152.1
$42.8
$92
'20
'21
'22
'23
'24
'25*
'26 Est.

*Reflects the sale of our intermodal assets

MARTEN'S SOLAR ADVANTAGE

Nationwide Terminal and Office Installments at Each of our Facilities

Solar panels on our tractors improve APU fuel efficiency along with battery and parts service lives


MARTEN
66452

\+ **3 million kWh**
of generation and offset each year

= **2,125 metric tons***
of CO2 offset each year

= **400 Homes***
This kWh is equivalent to enough energy to power over 400 homes with electricity for each year

= **2,500 Acres***
The carbon sequestration from this much clean energy offset each year is equivalent to the impact of over 2,500 acres of forest

18 renewable energy projects across Marten's national network

*Based on standard EPA *(Unites States Environmental Projection Agency)* carbon offset calculation

RECENT SAFETY TECHNOLOGY ENHANCEMENTS

PLATFORM SCIENCE
telematics + fleet management

- ✓ **All Fleet Apps in ONE Place on ONE Device**
  Safer for drivers
- ✓ **Compliance**
  Assists in compliance with state and federal HOS regulations
- ✓ **Productivity**
  More done in less time with driver workflows in their daily operations
- ✓ **Navigation**
  Smart navigation choosing truck-safe routes which improves safety and on-time performance
- ✓ **Data**
  Real-time telematics. Unifies the truck and the device's information in one place and reports the data back

SmartDrive
Video based safety system

- ✓ SAFETY: Forward-facing camera technology focused on driver behavior
- ✓ COACHING/TERMINATING DRIVERS: SmartDrive cameras use an AI program to detect 40 types of unsafe driving events and send each event to our managers to coach or terminate using our conservative enforcement standards
- ✓ PROGRESS MONITORING: Shows each driver's trends
- ✓ IMPROVED BOTTOM LINE: Lower operating costs and idling expense with insight and analytics

All seated drivers are on SmartDrive and Platform Science

Another recent safety technology enhancement is adding side cameras to our tractors which improves our drivers' visibility, with 450 cameras currently installed

MARTEN'S OPERATING REVENUE



12th

2022 12th straight year of highest operating revenue
(excluding fuel surcharges)

223

Customer diversity increased by 223 shipper codes and 107 new customers in 2023

224

Customer diversity increased by 224 shipper codes and 71 new customers in 2024

388

Customer diversity increased by 388 shipper codes and 98 new customers in 2025

While reducing fleet size to minimize impact of freight market recession


Operating Revenue (excluding fuel surcharge)
in millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
(8)%
(14)%
(7)%
(9)%
(5)%
(7)%
(9)%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '24 Q1 '25 Q2 '24 Q2 '25 Q3 '24 Q3 '25 Q4 '24 Q4 '25

MARTEN'S OPERATING INCOME

2018-2022

In each of the five years from 2018 through 2022 we had the then-best operating income in our history


MARTEN


Operating Income
in millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(37)%
(63)%
(31)%
(52)%
(2)%
(36)%
(32)%
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
Q1 '24
Q1 '25
Q2 '24
Q2 '25
Q3 '24
Q3 '25
Q4 '24
Q4 '25

MARTEN'S OPERATING RATIO Net of Fuel S/C



Operating Ratio
Net of Fuel S/C
100%
99%
98%
97%
96%
95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
90.7%
96.0%
97.1%
94.3%
97.0%
95.3%
95.2%
97.9%
98.6%
96.7%
97.5%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '24 Q1 '25 Q2 '24 Q2 '25 Q3 '24 Q3 '25 Q4 '24 Q4 '25

2020-2022

In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986

We expect to make significant improvements to our profitability as the freight market corrects



MARTEN'S EARNINGS PER DILUTED SHARE[1]


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(36)%
(62)%
(35)%
(55)%
(9)%
(41)%
(34)%
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25
Q1 '24 Q1 '25 Q2 '24 Q2 '25 Q3 '24 Q3 '25 Q4 '24 Q4 '25

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

NO DEBT

- We have not had any debt since 2017

DIVIDEND

- Current $0.06 per share -- approx. 1.9% yield
- 62 consecutive quarterly payments since initiated in 2010
- $271.2 million paid, including $134.9 million in special dividends

COMMITMENT TO EXCELLENCE

***EXCELLENCE** isn't just a goal; it's a standard*

We are pleased to be certified by the Truckload Carriers Association, or TCA, as a TCA Elite Fleet – 2025 Best Place to Drive, with the same recognition recently awarded for 2026

The TCA partnered with the University of Denver's Transportation and Supply Chain Institute to recognize North American for-hire truckload carriers that foster exceptional work environments, offer competitive compensation and implement innovative practices to support their drivers

ON-TIME SERVICE TO DELIVERY

Year	%
2025	97.5
2024	97.0
2023	99.3
2022	96.9
2021	96.5

- **CHEMOURS** NORTH AMERICAN PLATINUM/GOLD CARRIER OF THE YEAR 2020-2023
- **JOHNSONVILLE SAUSAGE** NATIONAL CARRIER OF THE YEAR 2021-2023
- **ABBOTT NUTRITION** CARRIER OF THE YEAR 2022 & 2023
- **AMERICAN TRUCKING ASSOCIATION** GREAT WEST SAFETY AWARD 2023
- **NESTLE** RESPONSIBLE SOURCING STANDARD COMPLIANCE 2023
- **US COLD** NATIONAL CARRIER OF THE YEAR 2023-2025
- **RISE BAKING** ASSET CARRIER OF THE YEAR 2023 & 2024
- **NIAGARA BOTTLING** SOUTH ATLANTIC REGIONAL CARRIER OF THE YEAR 2024
- **GEODIS** CARRIER OF THE YEAR 2024
- **TRUCKLOAD CARRIERS ASSOCIATION** FLEET SAFETY AWARD 2025

INBOUND LOGISTICS TOP 100 TRUCKER 2025

TOP PAY CERTIFIED CARRIER

CERTIFIED 2025 BEST PLACES TO DRIVE

AN INBOUND LOGISTICS GREEN SUPPLY CHAIN PARTNER 2025

MARTEN PEOPLE AND CULTURE AS WE BEGIN OUR 80TH YEAR

- Financially Stable & Debt Free
- North American Network
- Invested in our People
- Disciplined, Data-Driven Culture
- Proprietary Information Systems
- Innovative Solutions
- Focus on Sustainability
- Excellence is our Standard
- Safety is our Priority

"If you can't measure it, you can't manage it.
– Peter Drucker

Great things in business are never done by one person. They're done by a team of people.
– Steve Jobs

The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them.
– Sam Walton"

EMBRACING A POSITIVE OUTLOOK IN CHALLENGING TIMES

We are seeing **Increased Interest By Our Customers To Secure Dedicated Capacity**

The Brokerage division has **Effectively Capitalized On The Dry Van Market Space**, contributing to its overall volume, and will continue to do so

We are optimistic that stricter standards for non-domiciled commercial driver's licenses and increased enforcement of the English Language Proficiency and B-1 visa regulations will **Positively Impact Our MRTN de Mexico Business**

The future is promising for our Dry Van division, as there are approximately **8 Dry Van Loads For Every Refrigerated Load**

The refrigerated side of our business, the foundation of our company, will undoubtedly continue to find opportunities to **Bring Innovative Solutions To Our Existing and New Customers**


MARTEN

THANK YOU


MARTEN
MARTEN
MARTEN

This presentation and discussion contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

For further information, please refer to Marten's reports and filings with the Securities and Exchange Commission.